UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 14, 2007
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Election of Director

On December 14, 2007, Abbott Laboratories announced that William A. Osborn, Chairman and Chief Executive Officer of Northern Trust Corporation, was named to the Abbott Board of Directors, effective January 2, 2008.

Item 5.03 — Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On December 14, 2007, Abbott Laboratories’ Board of Directors amended the first sentence of Article III, Section 2 of Abbott’s by-laws to provide that Abbott’s Board of Directors shall consist of thirteen persons, effective as of January 2, 2008.  Abbott’s by-laws currently provide that the Board of Directors consists of twelve persons.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No.	Exhibit

	3.1	By-Laws of Abbott Laboratories, as amended and restated effective January 2, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abbott Laboratories

Date: December 20, 2007

	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

3.1	By-Laws of Abbott Laboratories, as amended and restated effective January 2, 2008